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As filed with the Securities and Exchange Commission on July 29, 2005

Registration No. 333-125948

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Post-Effective Amendment No. 1
to
FORM S-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

ZORAN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	3674 (Primary Standard Industrial Classification Code Number)	94-2794449 (I.R.S. Employer Identification No.)
1390 Kifer Road Sunnyvale, California 94086 (408) 523-6500 (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Levy Gerzberg, Ph.D.
President and Chief Executive Officer
Zoran Corporation
1390 Kifer Road
Sunnyvale, California 94086
(408) 523-6500
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Please send copies of all communications to:

Karl Schneider Senior Vice President and Chief Financial Officer Zoran Corporation 1390 Kifer Road Sunnyvale, California 94086 (408) 523-6500	Paul A. Blumenstein, Esq. Elizabeth M. O'Callahan, Esq. DLA Piper Rudnick Gray Cary US LLP 2000 University Avenue East Palo Alto, California 94303 (650) 833-2000

        Approximate date of commencement of proposed sale to the public:    From time to time after this registration statement becomes effective.

        If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☒

        If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

        If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

        If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☒333-125948

        If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. ☐

EXPLANATORY NOTE

        No form of prospectus is filed with this Post-Effective Amendment to the Company's registration statement on Form S-1 (No. 333-125948). This amendment is being filed pursuant to Rule 462(d) solely to file Exhibit 10.11 and new Exhibit 10.36.

PART II INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits and Financial Statement Schedules

Exhibit Number	Exhibit Title
3.1(1)(2)	Form of Restated Certificate of Incorporation of the Registrant.
†3.2	Amended Bylaws of the Registrant.
4.1(3)	Amended and Restated Stock Rights Agreement dated July 30, 1993 among the Registrant and certain of its stockholders, as amended.
†5.1	Opinion of DLA Piper Rudnick Gray Cary US LLP.
*10.1(4)	1993 Stock Option Plan, as amended.
*10.2(4)	1995 Outside Directors Stock Option Plan.
*10.3(4)	Amended and Restated 1995 Employee Stock Purchase Plan.
*10.4(3)	Form of Indemnity Agreement for officers and directors.
10.7(3)	Letter Agreement dated December 16, 1991 between the Registrant and Dolby Laboratories Licensing Corporation, as amended.
10.11	Lease Agreement effective May 2005 between the Registrant's subsidiary, Zoran Microelectronics Ltd. ("ZML"), and Matam-Haifa Scientific Industries Center Ltd. ("Matam").
††10.12(3)	License Agreement for ZR33891 Digital Filter Processor dated June 8, 1995 between the Registrant and Atmel Corporation ("Atmel").
††10.13(3)	License Agreement for ZR34325 Vector Signal Processor dated June 8, 1995 between the Registrant and Atmel.
††10.14(3)	Cooperation and Project Funding Agreement dated June 16, 1991 between ZML and the Israel-United States Binational Industrial Research and Development Foundation ("BIRDF").
††10.15(3)	Cooperation and Project Funding Agreement dated June 9, 1992 between ZML and BIRDF.
10.16(3)
Note of Approval No. 17391 dated September 5, 1994 issued to ZML by the Office of Chief Scientist, Head of the Industrial Research and Development Administration of the Israeli Ministry of Industry and Trade (the "Chief Scientist"), together with ZML's Letter of Undertaking dated September 4, 1994.
10.17(3)	Note of Approval No. 17337 dated September 5, 1994 issued to ZML by the Chief Scientist, together with ZML's Letter of Undertaking dated September 4, 1994.
10.18(3)	Loan Agreements dated July 25, 1995, August 1, 1995, August 15, 1995, August 31, 1995 and November 1, 1995 between ZML and the Israel Discount Bank.
10.29(5)	Summary of Discussion dated April 23, 1996 between ZML and Matam regarding Lease Agreement dated October 1, 1992 between ZML and Matam.
10.30(6)	Memorandum of Understanding Dated April 23, 1996 between ZML and IBM Israel Ltd. regarding Lease Agreement dated October 1, 1992 between ZML and Matam.

10.33(7)	Sub-Sublease dated April 1, 1997 between the Registrant and Integrated Silicon Solutions, Inc.
10.36	Unprotected Tenancy Agreement dated September 16, 1997 between ZML and Matam, together with Addendum thereto dated October 31, 2004.
10.37(1)	Addendum to sub-sublease dated April 1, 1997 between the Registrant Integrated Silicon Solution, Inc.
*10.38(8)	Form of Amendment of Nonstatutory Stock Option Agreement for Outside Directors.
10.39(9)	2000 Nonstatutory Stock Option Plan.
*10.40(9)	Executive Retention and Severence Plan.
*10.41(10)	Employment Agreement, dated as of May 4, 2003, by and between Registrant and Young K. Sohn.
10.42(11)	Sublease dated June 18, 2001 between Yahoo! Inc. and Oak Technology, Inc.
*10.43(11)	Amended and Restated 1995 Employee Stock Purchase Plan.
10.44(12)	Oak Technology, Inc. 1994 Stock Option Plan (as amended and restated).
10.45(13)	Oak Technology, Inc. 1994 Outside Directors' Stock Option Plan (as Amended and Restated November 21, 2002).
*10.46(11)
Form of Oak Technology, Inc. Outside Directors' Non-Qualified Stock Option Agreement for the 1994 Stock Option Plan and 1994 Outside Director's Stock Option Plan entered into by David Rynne and Peter Simone.
10.47(14)	Asset purchase agreement between Oak Technology, Inc., and Sunplus Technology, Co. LTC. dated April 3, 2003.
*10.48(15)	Summary of Compensation Arrangements with Named Executive Officers and Nonemployee Directors.
*10.49(16)	Offer Letter to Karl Schneider dated December 15, 1997, as amended July 15, 1998.
*10.50(16)	Offer Letter to Camillo Martino dated July 30, 2001.
*10.51(16)	Form of Employee Proprietary Information and Invention Agreement.
†23.1	Consent of PricewaterhouseCoopers LLP.
†23.2	Consent of DLA Piper Rudnick Gray Cary US LLP (included in Exhibit 5.1).
†24.1	Power of Attorney.
*
Constitutes a management contract or compensatory plan required to be filed pursuant to Item 14(c) of Form 10-K.

†
Previously filed.

††
Confidential treatment has been granted as to a portion of this Exhibit.

(1)
Incorporated by reference to identically numbered exhibit to Registrant's Form 10-K Annual Report for the year ended December 31, 2000.

(2)
Incorporate by reference to Exhibit 3.3 to Registrant's Form 10-Q Quarterly Report for the quarter ended September 20, 2003.

(3)
Incorporated by reference to identically numbered exhibit to Registrant's Form SB-2 Registration Statement (No. 33-98630-LA), which became effective December 14, 1995.

(4)
Incorporated by reference to identically numbered exhibit to Registrant's Form 10-Q Quarterly Report for the quarter ended June 30, 2002.

(5)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 10-Q Quarterly Report for the quarter ended June 30, 1996 (the "June 1996 Form 10-Q").

(6)
Incorporated by reference to Exhibit 10.2 to the June 1996 Form 10-Q.

(7)
Incorporated by reference to identically numbered exhibit to Registrant's Form 10-Q Quarterly Report for the quarter ended March 31, 1997.

(8)
Incorporated by reference to identically numbered exhibit to Registrant's Form 10-Q Quarterly Report for the quarter ended June 30, 2001.

(9)
Incorporated by reference to identically numbered exhibit to Registrant's Form 10-K Annual Report for the year ended December 31, 2002.

(10)
Incorporated by reference to identically numbered exhibit to Registrant's Form S-4 Registration Statement (No. 333-105993), which became effective July 3, 2003.

(11)
Incorporated by reference to identically numbered exhibit to Registrant's Form 10-Q Quarterly Report for the quarter ended September 30, 2003.

(12)
Incorporated by reference to Exhibit 99.1 of Form S-8 filed by Oak Technology, Inc. ("Oak") on April 14, 2003.

(13)
Incorporated by reference to Exhibit 10.01 of Form 10-Q/A filed by Oak on June 27, 2003.

(14)
Incorporated by reference to Exhibit 2.2 of Form 8-K filed by Oak on April 18, 2003.

(15)
Incorporated by reference to identically numbered exhibit to Registrant's Form 10-K Annual Report for the year ended December 31, 2004.

(16)
Incorporated by reference to identically numbered exhibit to Registrant's Form 10-K/A Annual Report for the year ended December 31, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-1 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunnyvale and State of California, on the 29th day of July, 2005.

ZORAN CORPORATION
By:	/s/ KARL SCHNEIDER Karl Schneider Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title
3.1(1)(2)	Form of Restated Certificate of Incorporation of the Registrant.
†3.2	Amended Bylaws of the Registrant.
4.1(3)	Amended and Restated Stock Rights Agreement dated July 30, 1993 among the Registrant and certain of its stockholders, as amended.
†5.1	Opinion of DLA Piper Rudnick Gray Cary US LLP.
*10.1(4)	1993 Stock Option Plan, as amended.
*10.2(4)	1995 Outside Directors Stock Option Plan.
*10.3(4)	Amended and Restated 1995 Employee Stock Purchase Plan.
*10.4(3)	Form of Indemnity Agreement for officers and directors.
10.7(3)	Letter Agreement dated December 16, 1991 between the Registrant and Dolby Laboratories Licensing Corporation, as amended.
10.11	Lease Agreement effective May 2005 between the Registrant's subsidiary, Zoran Microelectronics Ltd. ("ZML"), and Matam-Haifa Scientific Industries Center Ltd. ("Matam").
††10.12(3)	License Agreement for ZR33891 Digital Filter Processor dated June 8, 1995 between the Registrant and Atmel Corporation ("Atmel").
††10.13(3)	License Agreement for ZR34325 Vector Signal Processor dated June 8, 1995 between the Registrant and Atmel.
††10.14(3)	Cooperation and Project Funding Agreement dated June 16, 1991 between ZML and the Israel-United States Binational Industrial Research and Development Foundation ("BIRDF").
††10.15(3)	Cooperation and Project Funding Agreement dated June 9, 1992 between ZML and BIRDF.
10.16(3)
Note of Approval No. 17391 dated September 5, 1994 issued to ZML by the Office of Chief Scientist, Head of the Industrial Research and Development Administration of the Israeli Ministry of Industry and Trade (the "Chief Scientist"), together with ZML's Letter of Undertaking dated September 4, 1994.
10.17(3)	Note of Approval No. 17337 dated September 5, 1994 issued to ZML by the Chief Scientist, together with ZML's Letter of Undertaking dated September 4, 1994.
10.18(3)	Loan Agreements dated July 25, 1995, August 1, 1995, August 15, 1995, August 31, 1995 and November 1, 1995 between ZML and the Israel Discount Bank.
10.29(5)	Summary of Discussion dated April 23, 1996 between ZML and Matam regarding Lease Agreement dated October 1, 1992 between ZML and Matam.
10.30(6)	Memorandum of Understanding Dated April 23, 1996 between ZML and IBM Israel Ltd. regarding Lease Agreement dated October 1, 1992 between ZML and Matam.
10.33(7)	Sub-Sublease dated April 1, 1997 between the Registrant and Integrated Silicon Solutions, Inc.
10.36	Unprotected Tenancy Agreement dated September 16, 1997 between ZML and Matam, together with Addendum thereto dated October 31, 2004.

10.37(1)	Addendum to sub-sublease dated April 1, 1997 between the Registrant Integrated Silicon Solution, Inc.
*10.38(8)	Form of Amendment of Nonstatutory Stock Option Agreement for Outside Directors.
10.39(9)	2000 Nonstatutory Stock Option Plan.
*10.40(9)	Executive Retention and Severence Plan.
*10.41(10)	Employment Agreement, dated as of May 4, 2003, by and between Registrant and Young K. Sohn.
10.42(11)	Sublease dated June 18, 2001 between Yahoo! Inc. and Oak Technology, Inc.
*10.43(11)	Amended and Restated 1995 Employee Stock Purchase Plan.
10.44(12)	Oak Technology, Inc. 1994 Stock Option Plan (as amended and restated).
10.45(13)	Oak Technology, Inc. 1994 Outside Directors' Stock Option Plan (as Amended and Restated November 21, 2002).
*10.46(11)
Form of Oak Technology, Inc. Outside Directors' Non-Qualified Stock Option Agreement for the 1994 Stock Option Plan and 1994 Outside Director's Stock Option Plan entered into by David Rynne and Peter Simone.
10.47(14)	Asset purchase agreement between Oak Technology, Inc., and Sunplus Technology, Co. LTC. dated April 3, 2003.
*10.48(15)	Summary of Compensation Arrangements with Named Executive Officers and Nonemployee Directors.
*10.49(16)	Offer Letter to Karl Schneider dated December 15, 1997, as amended July 15, 1998.
*10.50(16)	Offer Letter to Camillo Martino dated July 30, 2001.
*10.51(16)	Form of Employee Proprietary Information and Invention Agreement.
†23.1	Consent of PricewaterhouseCoopers LLP.
†23.2	Consent of DLA Piper Rudnick Gray Cary US LLP (included in Exhibit 5.1).
†24.1	Power of Attorney.

*
Constitutes a management contract or compensatory plan required to be filed pursuant to Item 14(c) of Form 10-K.

†
Previously filed.

††
Confidential treatment has been granted as to a portion of this Exhibit.

(1)
Incorporated by reference to identically numbered exhibit to Registrant's Form 10-K Annual Report for the year ended December 31, 2000.

(2)
Incorporate by reference to Exhibit 3.3 to Registrant's Form 10-Q Quarterly Report for the quarter ended September 20, 2003.

(3)
Incorporated by reference to identically numbered exhibit to Registrant's Form SB-2 Registration Statement (No. 33-98630-LA), which became effective December 14, 1995.

(4)
Incorporated by reference to identically numbered exhibit to Registrant's Form 10-Q Quarterly Report for the quarter ended June 30, 2002.

(5)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 10-Q Quarterly Report for the quarter ended June 30, 1996 (the "June 1996 Form 10-Q").

(6)
Incorporated by reference to Exhibit 10.2 to the June 1996 Form 10-Q.

(7)
Incorporated by reference to identically numbered exhibit to Registrant's Form 10-Q Quarterly Report for the quarter ended March 31, 1997.

(8)
Incorporated by reference to identically numbered exhibit to Registrant's Form 10-Q Quarterly Report for the quarter ended June 30, 2001.

(9)
Incorporated by reference to identically numbered exhibit to Registrant's Form 10-K Annual Report for the year ended December 31, 2002.

(10)
Incorporated by reference to identically numbered exhibit to Registrant's Form S-4 Registration Statement (No. 333-105993), which became effective July 3, 2003.

(11)
Incorporated by reference to identically numbered exhibit to Registrant's Form 10-Q Quarterly Report for the quarter ended September 30, 2003.

(12)
Incorporated by reference to Exhibit 99.1 of Form S-8 filed by Oak Technology, Inc. ("Oak") on April 14, 2003.

(13)
Incorporated by reference to Exhibit 10.01 of Form 10-Q/A filed by Oak on June 27, 2003.

(14)
Incorporated by reference to Exhibit 2.2 of Form 8-K filed by Oak on April 18, 2003.

(15)
Incorporated by reference to identically numbered exhibit to Registrant's Form 10-K Annual Report for the year ended December 31, 2004.

(16)
Incorporated by reference to identically numbered exhibit to Registrant's Form 10-K/A Annual Report for the year ended December 31, 2004.

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EXPLANATORY NOTE
PART II INFORMATION NOT REQUIRED IN PROSPECTUS
SIGNATURES
EXHIBIT INDEX